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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 8, 2003


                           COMMISSION FILE NO. 1-6695

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                               JO-ANN STORES, INC.
             (Exact name of Registrant as specified in its charter)


            OHIO                                        34-0720629
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


     5555 DARROW ROAD, HUDSON, OHIO                        44236
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (330) 656-2600


                                       N/A

          (Former name or former address, if changed since last report)






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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         99.1 Jo-Ann Stores, Inc. Sales Release dated May 8, 2003 (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this report).

ITEM 9. REGULATION FD DISCLOSURE

     The information included in this section is being furnished pursuant to
Item 12. "Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

     On May 8, 2003, Jo-Ann Stores, Inc. announced its net sales for the four weeks and first quarter ended May 3, 2003 and provided an earnings outlook for the first quarter ended May 3, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             JO-ANN STORES, INC.
                                             (Registrant)


Date:  May 8, 2003                           By:  /s/ Brian P. Carney
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                                             Name:      Brian P. Carney
                                             Title:     Executive Vice President
                                             and Chief  Financial Officer

                                  EXHIBIT INDEX

Exhibit Number          Description

99.1                    Press Release of Jo-Ann Stores, Inc., dated May 8, 2003.